Recent accounting pronouncements	12 Months Ended
Dec. 31, 2024
Recent accounting pronouncements

Investment tax credits

The recognition of investment tax credits relating to the Company’s qualifying scientific research and experimental development expenditures requires management to estimate the amount and timing of recovery.

Taxation

The Company makes estimates in respect of recognition of the extent of deferred tax liabilities and tax assets. Full provision is made for future and current taxation at the rates of tax prevailing at the year-end unless future rates have been substantively enacted. These calculations represent our best estimate of the costs that will be incurred and recovered, but actual experience may differ from the estimates made and therefore affect future financial results. The effects would be recognized in profit or loss.

The Company recognizes the deferred tax benefit related to deferred tax assets to the amount that is probable to be realized. Assessing the recoverability of a portion or all of deferred tax assets requires management to make significant estimates of future taxable profit. In addition, future changes in tax laws could limit the ability of the Company to obtain tax deductions from deferred tax assets. Management considers projected future taxable income, the scheduled reversal of deferred tax assets, and tax planning strategies in making this assessment. The amount of the deferred tax asset considered realizable could change materially in future periods.

4.	Recent accounting pronouncements

New standards and amendments

The Company applied for the first-time certain standards and amendments, which are effective for annual periods beginning on or after January 1, 2024 (unless otherwise stated). The Company has not early adopted any other standard, interpretation or amendment that has been issued but is not yet effective.

The adoption of these new or amended standards did not result in substantial changes to the Company’s accounting policies and has no material effect on the amounts reported for the current of prior financial years.

Amendments to IAS 1 - Classification of Liabilities as Current or Non-current

The amendments to IAS 1 specify the requirements for classifying liabilities as current or non-current. The amendments clarify:

●	What is meant by a right to defer settlement
●	That a right to defer must exist at the end of the reporting period
●	That classification is unaffected by the likelihood that an entity will exercise its deferral right
●	That only if an embedded derivative in a convertible liability is itself an equity instrument would the terms of a liability not impact its classification

In addition, an entity is required to disclose when a liability arising from a loan agreement is classified as non-current and the entity’s right to defer settlement is contingent on compliance with future covenants within twelve months. The amendments have not had an impact on the classification of the Company’s liabilities.

New standards and interpretations not yet adopted

Certain amendments to accounting standards have been published that are not mandatory for December 31, 2024 reporting periods and have not been early adopted by the Company. The Company is currently assessing the impact these new accounting standards and amendments may have on the Company’s financial statements. These new standards and amendments include:

●	Amendments to the Classification and Measurement of Financial Instruments – Amendments to IFRS 9 and IFRS 7 - effective for annual reporting periods beginning on or after January 1, 2026.
●	IFRS 18 Presentation and Disclosures in Financial Statements - effective for annual reporting periods beginning on or after January 1, 2027.

COSCIENS Biopharma Inc.

Notes to Consolidated Financial Statements

As of December 31, 2024 and 2023 and for the years ended December 31, 2024, 2023 and 2022

(in thousands of US dollars, except share and per share data and where otherwise noted)